Exhibit 99.2

Unum Group
Statistical Supplement Third Quarter 2010

TABLE OF CONTENTS

(dollars in millions, except share data and where noted)
Interim Results are Unaudited

Page

Financial Highlights	1
Consolidated Statements of Income	2
Sales Data	3
Consolidated Balance Sheets	4
Financial Results by Segment	5
Quarterly Historical Financial Results by Segment	6
Financial Results and Selected Statistics by Segment
Unum US	7
Unum UK	8
Colonial Life	9
Individual Disability - Closed Block	10
Corporate and Other	11
Reserves	12
Investment Fact Sheets	13
Statutory-Basis Financial Information	14
Notes to Statistical Supplement	15

Throughout this supplement, segment operating results exclude income taxes and realized investment gains and losses.

See "Notes to Statistical Supplement" on page 15 for a discussion of non-GAAP financial measures and significant transactions and events.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009	12/31/2009	12/31/2008	12/31/2007
Financial Results

Premium Income	$1,850.2	$1,861.1	$5,563.2	$5,609.8	$7,475.5	$7,783.3	$7,901.1

Segment Operating Revenue	$2,526.8	$2,502.6	$7,602.9	$7,556.8	$10,079.3	$10,448.2	$10,585.1
Net Realized Investment Gain (Loss)	1.1	14.9	(2.8)	37.6	11.7	(465.9)	(65.2)

Revenue	$2,527.9	$2,517.5	$7,600.1	$7,594.4	$10,091.0	$9,982.3	$10,519.9

Income from Continuing Operations	$220.8	$221.1	$660.3	$653.2	$852.6	$553.2	$672.4
Income from Discontinued Operations, net of tax	-	-	-	-	-	-	6.9

Net Income	$220.8	$221.1	$660.3	$653.2	$852.6	$553.2	$679.3

Assets			$59,054.7	$54,475.2	$54,477.0	$49,417.4	$52,701.9

Stockholders' Equity			$8,924.1	$8,243.0	$8,500.1	$6,397.9	$8,039.9

2010
● Nine months ended September 30, 2010 results include a non-cash tax charge of $10.2 million to reflect the impact of a tax law change.

2007
● Full year 2007 results include a claim reassessment charge of $53.0 million before tax, or $34.5 million after tax.
● Full year 2007 results include costs related to early retirement of debt of $58.8 million before tax, or $38.3 million after tax.

Unum Group Financial Highlights

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009	12/31/2009	12/31/2008	12/31/2007
Per Common Share Information

Assuming Dilution:
Income from Continuing Operations	$0.68	$0.66	$2.00	$1.97	$2.57	$1.62	$1.89
Income from Discontinued Operations, net of tax	-	-	-	-	-	-	0.02
Net Income	$0.68	$0.66	$2.00	$1.97	$2.57	$1.62	$1.91

Basic:
Income from Continuing Operations	$0.68	$0.67	$2.01	$1.97	$2.57	$1.62	$1.90
Income from Discontinued Operations, net of tax	-	-	-	-	-	-	0.02
Net Income	$0.68	$0.67	$2.01	$1.97	$2.57	$1.62	$1.92

Dividends Paid	$0.0925	$0.0825	$0.2575	$0.2325	$0.315	$0.300	$0.300

Book Value per Share:
As Reported			$28.08	$24.86	$25.62	$19.32	$22.28

Excluding Net Unrealized Gain (Loss) on Securities
and Net Gain on Cash Flow Hedges			$25.25	$22.61	$23.36	$20.45	$20.79

Excluding Foreign Currency Translation Adjustment			$25.57	$22.88	$23.60	$20.99	$20.44

Excluding Unrecognized Pension and Postretirement
Benefit Costs			$26.53	$24.06	$24.59	$22.22	$20.99

Price (UNM closing price on last trading day of period)			$22.15	$21.44	$19.52	$18.60	$23.79

See page 4 of this statistical supplement for detail on the components of AOCI excluded from Total Stockholders' Equity in computing the book value per share measures listed above.  Total Stockholders' Equity, AOCI, Foreign Currency Translation Adjustment, Unrecognized Pension and Postretirement Benefit Costs, Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges at December 31, 2007 are $8,039.9 million, $463.5 million, $123.4 million, $(198.5) million, $356.1 million, and $182.5 million, respectively.

Total Stockholders' Equity, AOCI, Foreign Currency Translation Adjustment, Unrecognized Pension and Postretirement Benefit Costs, Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges at September 30, 2009 are $8,243.0 million, $264.9 million, $(90.5) million, $(389.4) million, $385.7 million, and $359.1 million, respectively.

1.1

Unum Group Consolidated Statements of Income

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009	12/31/2009	12/31/2008	12/31/2007
Revenue
Premium Income	$1,850.2	$1,861.1	$5,563.2	$5,609.8	$7,475.5	$7,783.3	$7,901.1
Net Investment Income	618.4	579.6	1,861.2	1,750.9	2,346.6	2,389.0	2,409.9
Net Realized Investment Gain (Loss)	1.1	14.9	(2.8)	37.6	11.7	(465.9)	(65.2)
Other Income	58.2	61.9	178.5	196.1	257.2	275.9	274.1
Total Revenue	2,527.9	2,517.5	7,600.1	7,594.4	10,091.0	9,982.3	10,519.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,587.5	1,565.1	4,736.0	4,725.0	6,291.6	6,626.4	6,988.2
Commissions	214.0	203.6	640.1	632.2	837.1	853.3	841.1
Interest and Debt Expense - Non-recourse Debt	3.4	3.8	9.8	15.2	18.6	39.3	15.8
Interest and Debt Expense - All Other Debt	31.8	24.1	92.9	75.7	106.8	117.0	167.3
Cost Related to Early Retirement of Debt	-	-	-	-	-	0.4	58.8
Deferral of Acquisition Costs	(150.9)	(143.5)	(455.5)	(445.8)	(593.6)	(590.9)	(556.3)
Amortization of Deferred Acquisition Costs	130.6	130.4	407.7	395.0	526.2	519.1	480.4
Other Expenses	385.0	399.4	1,173.3	1,200.7	1,612.0	1,593.7	1,527.4
Total Benefits and Expenses	2,201.4	2,182.9	6,604.3	6,598.0	8,798.7	9,158.3	9,522.7

Income from Continuing Operations Before
Income Taxes	326.5	334.6	995.8	996.4	1,292.3	824.0	997.2

Income Taxes	105.7	113.5	335.5	343.2	439.7	270.8	324.8

Income from Continuing Operations	220.8	221.1	660.3	653.2	852.6	553.2	672.4

Income from Discontinued Operations, net of tax	-	-	-	-	-	-	6.9

Net Income	$220.8	$221.1	$660.3	$653.2	$852.6	$553.2	$679.3

Average Number of Shares Outstanding
Basic	323,083,476	331,411,231	328,828,615	331,132,572	331,266,247	341,022,792	352,969,131
Dilutive Securities:
Purchase Contracts	-	-	-	-	-	-	1,672,949
Options and Other Nonvested Stock Awards	1,383,504	1,210,917	1,344,459	718,005	869,934	537,505	1,134,373
Assuming Dilution	324,466,980	332,622,148	330,173,074	331,850,577	332,136,181	341,560,297	355,776,453

Actual Number of Shares Outstanding			317,790,045	331,631,819	331,809,247	331,120,345	360,893,475

Unum Group Sales Data

	Three Months Ended			Nine Months Ended				Year Ended
	9/30/2010	9/30/2009	% Change	9/30/2010	9/30/2009	% Change		12/31/2009	12/31/2008	12/31/2007

Unum US Segment
Fully Insured Products	$113.9	$110.4	3.2%	$421.7	$461.4	(8.6	) %	$709.2	$701.5	$631.0
Administrative Services
Only (ASO) Products	0.1	0.3	(66.7)	1.8	3.2	(43.8)		7.7	7.2	7.2
Total Unum US Segment	114.0	110.7	3.0	423.5	464.6	(8.8)		716.9	708.7	638.2

Unum UK Segment	29.6	32.1	(7.8)	86.6	81.2	6.7		123.2	99.5	105.4

Colonial Life Segment	80.3	78.5	2.3	237.5	224.1	6.0		343.8	340.2	334.9

Individual Disability -
Closed Block Segment	0.2	0.4	(50.0)	0.6	1.2	(50.0)		1.5	2.4	3.0

Total Sales	$224.1	$221.7	1.1	$748.2	$771.1	(3.0)		$1,185.4	$1,150.8	$1,081.5

Unum Group Sales Data for Unum US Segment

	Three Months Ended				Nine Months Ended				Year Ended
	9/30/2010	9/30/2009	% Change		9/30/2010	9/30/2009	% Change		12/31/2009	12/31/2008	12/31/2007
Sales by Product

Fully Insured Products
Group Disability, Group Life, and AD&D
Group Long-term Disability	$21.1	$20.7	1.9%		$80.9	$106.7	(24.2	) %	$182.1	$190.3	$177.7
Group Short-term Disability	11.5	13.8	(16.7)		42.9	49.1	(12.6)		83.9	71.5	64.7
Group Life	24.5	28.0	(12.5)		89.3	108.4	(17.6)		184.9	165.4	134.0
AD&D	2.6	2.9	(10.3)		9.8	10.9	(10.1)		18.7	17.2	13.8
Subtotal	59.7	65.4	(8.7)		222.9	275.1	(19.0)		469.6	444.4	390.2
Supplemental and Voluntary
Individual Disability - Recently Issued	11.6	12.2	(4.9)		31.5	39.5	(20.3)		51.6	57.9	59.7
Group Long-term Care	5.7	3.3	72.7		16.3	15.2	7.2		22.4	32.2	32.8
Individual Long-term Care	-	0.4	(100.0)		0.1	2.7	(96.3)		3.7	8.4	9.9
Voluntary Benefits	36.9	29.1	26.8		150.9	128.9	17.1		161.9	158.6	138.4
Subtotal	54.2	45.0	20.4		198.8	186.3	6.7		239.6	257.1	240.8

Total Fully Insured Products	113.9	110.4	3.2		421.7	461.4	(8.6)		709.2	701.5	631.0

ASO Products	0.1	0.3	(66.7)		1.8	3.2	(43.8)		7.7	7.2	7.2

Total Sales	$114.0	$110.7	3.0		$423.5	$464.6	(8.8)		$716.9	$708.7	$638.2

Sales by Market Sector

Group Disability, Group Life, and AD&D
Core Market (< 2,000 lives)	$44.5	$50.6	(12.1	) %	$162.2	$181.1	(10.4	) %	$320.6	$297.2	$240.3
Large Case Market	15.2	14.8	2.7		60.7	94.0	(35.4)		149.0	147.2	149.9
Subtotal	59.7	65.4	(8.7)		222.9	275.1	(19.0)		469.6	444.4	390.2

Supplemental and Voluntary	54.2	45.0	20.4		198.8	186.3	6.7		239.6	257.1	240.8

Total Fully Insured Products	113.9	110.4	3.2		421.7	461.4	(8.6)		709.2	701.5	631.0

ASO Products	0.1	0.3	(66.7)		1.8	3.2	(43.8)		7.7	7.2	7.2

Total Sales	$114.0	$110.7	3.0		$423.5	$464.6	(8.8)		$716.9	$708.7	$638.2

3.1

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Nine Months Ended				Year Ended
	9/30/2010	9/30/2009	% Change	9/30/2010	9/30/2009	% Change		12/31/2009	12/31/2008	12/31/2007

Group Long-term Disability	$14.5	$13.5	7.4%	$42.1	$45.3	(7.1	) %	$63.8	$72.7	$84.4
Group Life	14.0	17.1	(18.1)	41.0	31.8	28.9		53.8	19.6	13.2
Individual Disability	1.1	1.5	(26.7)	3.5	4.1	(14.6)		5.6	7.2	7.8

Total Sales	$29.6	$32.1	(7.8)	$86.6	$81.2	6.7		$123.2	$99.5	$105.4

(in millions of pounds)

Group Long-term Disability	£9.4	£8.3	13.3%	£27.5	£29.6	(7.1	) %	£40.9	£39.7	£42.1
Group Life	9.0	10.4	(13.5)	26.7	20.0	33.5		33.4	10.9	6.6
Individual Disability	0.7	0.9	(22.2)	2.3	2.6	(11.5)		3.6	3.9	3.9

Total Sales	£19.1	£19.6	(2.6)	£56.5	£52.2	8.2		£77.9	£54.5	£52.6

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Nine Months Ended				Year Ended
	9/30/2010	9/30/2009	% Change	9/30/2010	9/30/2009	% Change		12/31/2009	12/31/2008	12/31/2007

Accident, Sickness, and Disability	$53.6	$50.2	6.8%	$158.4	$145.6	8.8%		$221.1	$222.1	$211.3
Life	14.7	16.4	(10.4)	44.8	44.7	0.2		68.3	64.0	66.7
Cancer and Critical Illness	12.0	11.9	0.8	34.3	33.8	1.5		54.4	54.1	56.9

Total Sales	$80.3	$78.5	2.3	$237.5	$224.1	6.0		$343.8	$340.2	$334.9

3.2

Unum Group Consolidated Balance Sheets

	September 30,	December 31,
	2010	2009	2008
Assets
Investments
Fixed Maturity Securities	$41,747.6	$37,914.4	$32,134.1
Mortgage Loans	1,464.2	1,404.0	1,274.8
Policy Loans	2,992.6	2,878.0	2,753.8
Other Long-term Investments	533.1	233.5	520.1
Short-term Investments	984.1	865.5	1,183.1
Total Investments	47,721.6	43,295.4	37,865.9

Cash and Bank Deposits	78.6	71.6	49.9
Accounts and Premiums Receivable	1,728.6	1,732.4	1,784.8
Reinsurance Recoverable	5,050.4	4,996.9	4,974.2
Accrued Investment Income	685.9	642.5	605.6
Deferred Acquisition Costs	2,491.1	2,482.5	2,472.4
Goodwill	201.3	201.6	200.5
Property and Equipment	467.8	443.5	409.4
Deferred Income Tax	-	-	438.8
Other Assets	629.4	610.6	615.9

Total Assets	$59,054.7	$54,477.0	$49,417.4

Liabilities
Policy and Contract Benefits	$1,578.6	$1,736.9	$1,769.5
Reserves for Future Policy and Contract Benefits	41,248.2	37,740.8	34,581.5
Unearned Premiums	500.6	452.0	463.9
Other Policyholders' Funds	1,651.9	1,662.3	1,675.6
Income Tax Payable	153.8	114.5	115.5
Deferred Income Tax	432.7	273.2	-
Short-term Debt	225.1	-	190.5
Long-term Debt - Non-recourse	732.5	785.2	843.2
Long-term Debt - All Other	1,928.8	1,764.4	1,416.2
Other Liabilities	1,678.4	1,447.6	1,963.6

Total Liabilities	50,130.6	45,976.9	43,019.5

Stockholders' Equity
Common Stock	36.5	36.4	36.3
Additional Paid-in Capital	2,611.1	2,587.4	2,546.9
Accumulated Other Comprehensive Income (Loss)
Net Unrealized Gain (Loss) on Securities	487.9	379.6	(832.6)
Net Gain on Cash Flow Hedges	413.0	370.8	458.5
Foreign Currency Translation Adjustment	(103.4)	(78.7)	(177.6)
Unrecognized Pension and Postretirement Benefit Costs	(303.7)	(330.7)	(406.5)
Retained Earnings	6,864.4	6,289.5	5,527.1
Treasury Stock	(1,081.7)	(754.2)	(754.2)

Total Stockholders' Equity	8,924.1	8,500.1	6,397.9

Total Liabilities and Stockholders' Equity	$59,054.7	$54,477.0	$49,417.4

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Consolidated

Balances at December 31, 2007	$1,642.5	$69.6	$669.8	$2,381.9
Capitalized	329.7	37.4	223.8	590.9
Amortized	(320.3)	(32.4)	(166.4)	(519.1)
Foreign Currency and Other	9.9	(19.9)	28.7	18.7
Balances at December 31, 2008	1,661.8	54.7	755.9	2,472.4
Capitalized	335.5	29.1	229.0	593.6
Amortized	(317.2)	(30.5)	(178.5)	(526.2)
Foreign Currency and Other	(17.7)	5.6	(45.2)	(57.3)
Balances at December 31, 2009	1,662.4	58.9	761.2	2,482.5
Capitalized	252.9	20.5	182.1	455.5
Amortized	(249.5)	(20.3)	(137.9)	(407.7)
Foreign Currency and Other	(9.1)	(1.6)	(28.5)	(39.2)
Balances at September 30, 2010	$1,656.7	$57.5	$776.9	$2,491.1

4.1

Unum Group Balance Sheets by Segment - September 30, 2010

	Unum US
		Group Life
		and Accidental	Supplemental				Individual
	Group	Death &	and	Total		Colonial	Disability -	Corporate
	Disability	Dismemberment	Voluntary	Unum US	Unum UK	Life	Closed Block	and Other	Consolidated
Assets
Investments	$10,417.0	$2,369.6	$9,960.6	$22,747.2	$3,140.5	$2,059.1	$13,034.1	$6,740.7	$47,721.6
Deferred Acquisition Costs	120.5	92.3	1,443.9	1,656.7	57.5	776.9	-	-	2,491.1
Goodwill	2.5	-	187.5	190.0	11.3	-	-	-	201.3
All Other	652.0	156.7	292.8	1,101.5	282.0	224.2	3,171.4	3,861.6	8,640.7
Total Assets	$11,192.0	$2,618.6	$11,884.8	$25,695.4	$3,491.3	$3,060.2	$16,205.5	$10,602.3	$59,054.7

Liabilities
Reserves and Policyholder Benefits	$9,018.2	$1,646.6	$9,139.4	$19,804.2	$2,513.7	$1,627.5	$13,570.1	$7,463.8	$44,979.3
Debt	85.0	-	-	85.0	-	-	647.5	2,153.9	2,886.4
All Other	313.1	62.9	351.8	727.8	134.6	277.2	337.5	787.8	2,264.9
Total Liabilities	9,416.3	1,709.5	9,491.2	20,617.0	2,648.3	1,904.7	14,555.1	10,405.5	50,130.6

Other Allocated Stockholders' Equity	1,623.5	857.1	2,566.3	5,046.9	752.8	1,054.5	1,306.6	(137.6)	8,023.2
Net Unrealized Gain/Loss on Securities and
Net Gain on Cash Flow Hedges	152.2	52.0	(172.7)	31.5	90.2	101.0	343.8	334.4	900.9
Total Allocated Stockholders' Equity	1,775.7	909.1	2,393.6	5,078.4	843.0	1,155.5	1,650.4	196.8	8,924.1
Total Liabilities and Allocated
Stockholders' Equity	$11,192.0	$2,618.6	$11,884.8	$25,695.4	$3,491.3	$3,060.2	$16,205.5	$10,602.3	$59,054.7

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company's target capital levels for regulatory and rating agency purposes.  This formula is modified periodically to recognize changes in the views of capital requirements.

4.2

Unum Group Balance Sheets by Segment - December 31, 2009

	Unum US
		Group Life
		and Accidental	Supplemental				Individual
	Group	Death &	and	Total		Colonial	Disability -	Corporate
	Disability	Dismemberment	Voluntary	Unum US	Unum UK	Life	Closed Block	and Other	Consolidated
Assets
Investments	$10,072.4	$2,186.4	$8,289.1	$20,547.9	$3,006.1	$1,838.4	$12,186.6	$5,716.4	$43,295.4
Deferred Acquisition Costs	123.5	87.8	1,451.1	1,662.4	58.9	761.2	-	-	2,482.5
Goodwill	2.5	-	187.5	190.0	11.6	-	-	-	201.6
All Other	593.7	142.2	203.7	939.6	204.1	206.1	3,052.2	4,095.5	8,497.5
Total Assets	$10,792.1	$2,416.4	$10,131.4	$23,339.9	$3,280.7	$2,805.7	$15,238.8	$9,811.9	$54,477.0

Liabilities
Reserves and Policyholder Benefits	$8,726.4	$1,536.0	$6,957.1	$17,219.5	$2,352.0	$1,587.5	$12,952.7	$7,480.3	$41,592.0
Debt	92.5	-	-	92.5	-	-	692.7	1,764.4	2,549.6
All Other	186.4	12.3	469.3	668.0	210.7	183.1	153.7	619.8	1,835.3
Total Liabilities	9,005.3	1,548.3	7,426.4	17,980.0	2,562.7	1,770.6	13,799.1	9,864.5	45,976.9

Other Allocated Stockholders' Equity	1,715.0	842.9	2,439.9	4,997.8	639.8	993.0	1,318.5	(199.4)	7,749.7
Net Unrealized Gain/Loss on Securities and
Net Gain on Cash Flow Hedges	71.8	25.2	265.1	362.1	78.2	42.1	121.2	146.8	750.4
Total Allocated Stockholders' Equity	1,786.8	868.1	2,705.0	5,359.9	718.0	1,035.1	1,439.7	(52.6)	8,500.1
Total Liabilities and Allocated
Stockholders' Equity	$10,792.1	$2,416.4	$10,131.4	$23,339.9	$3,280.7	$2,805.7	$15,238.8	$9,811.9	$54,477.0

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company's target capital levels for regulatory and rating agency purposes. This formula is modified periodically to recognize changes in the views of capital requirements.

4.3

Unum Group Financial Results by Segment

	Three Months Ended				Nine Months Ended
	9/30/2010	9/30/2009	% Change		9/30/2010	9/30/2009	% Change
Premium Income
Unum US	$1,210.6	$1,215.2	(0.4	) %	$3,643.2	$3,665.2	(0.6	) %
Unum UK	161.4	169.7	(4.9)		480.1	506.1	(5.1)
Colonial Life	269.3	253.5	6.2		802.1	757.7	5.9
Individual Disability - Closed Block	208.5	221.5	(5.9)		635.0	679.1	(6.5)
Corporate and Other	0.4	1.2	(66.7)		2.8	1.7	64.7
	1,850.2	1,861.1	(0.6)		5,563.2	5,609.8	(0.8)
Net Investment Income
Unum US	312.9	302.8	3.3		936.2	898.2	4.2
Unum UK	39.0	22.5	73.3		121.9	83.7	45.6
Colonial Life	31.9	29.4	8.5		91.1	85.4	6.7
Individual Disability - Closed Block	185.5	184.4	0.6		563.5	558.2	0.9
Corporate and Other	49.1	40.5	21.2		148.5	125.4	18.4
	618.4	579.6	6.7		1,861.2	1,750.9	6.3
Other Income
Unum US	29.7	28.8	3.1		90.6	90.4	0.2
Unum UK	0.2	0.6	(66.7)		1.1	1.8	(38.9)
Colonial Life	0.2	0.1	100.0		0.5	0.4	25.0
Individual Disability - Closed Block	22.7	24.3	(6.6)		67.3	77.0	(12.6)
Corporate and Other	5.4	8.1	(33.3)		19.0	26.5	(28.3)
	58.2	61.9	(6.0)		178.5	196.1	(9.0)
Total Operating Revenue
Unum US	1,553.2	1,546.8	0.4		4,670.0	4,653.8	0.3
Unum UK	200.6	192.8	4.0		603.1	591.6	1.9
Colonial Life	301.4	283.0	6.5		893.7	843.5	6.0
Individual Disability - Closed Block	416.7	430.2	(3.1)		1,265.8	1,314.3	(3.7)
Corporate and Other	54.9	49.8	10.2		170.3	153.6	10.9
	2,526.8	2,502.6	1.0		7,602.9	7,556.8	0.6

Unum Group Financial Results by Segment

	Three Months Ended				Nine Months Ended
	9/30/2010	9/30/2009	% Change		9/30/2010	9/30/2009	% Change
Benefits and Expenses
Unum US	$1,348.5	$1,349.7	(0.1	) %	$4,050.1	$4,081.8	(0.8	) %
Unum UK	153.4	134.1	14.4		442.4	403.3	9.7
Colonial Life	226.9	212.6	6.7		672.3	630.9	6.6
Individual Disability - Closed Block	406.9	423.0	(3.8)		1,231.9	1,285.8	(4.2)
Corporate and Other	65.7	63.5	3.5		207.6	196.2	5.8
	2,201.4	2,182.9	0.8		6,604.3	6,598.0	0.1
Income (Loss) Before Income Taxes and
Net Realized Investment Gain (Loss)
Unum US	204.7	197.1	3.9		619.9	572.0	8.4
Unum UK	47.2	58.7	(19.6)		160.7	188.3	(14.7)
Colonial Life	74.5	70.4	5.8		221.4	212.6	4.1
Individual Disability - Closed Block	9.8	7.2	36.1		33.9	28.5	18.9
Corporate and Other	(10.8)	(13.7)	21.2		(37.3)	(42.6)	12.4
	325.4	319.7	1.8		998.6	958.8	4.2
Income Taxes	105.5	108.1	(2.4)		336.8	324.7	3.7

Income Before Net Realized Investment Gain (Loss)	219.9	211.6	3.9		661.8	634.1	4.4

Net Realized Investment Gain (Loss)	1.1	14.9	(92.6)		(2.8)	37.6	(107.4)

Tax Expense (Benefit) on Net Realized Investment
Gain (Loss)	0.2	5.4	(96.3)		(1.3)	18.5	(107.0)

Net Income	$220.8	$221.1	(0.1)		$660.3	$653.2	1.1

5.1

Unum Group Quarterly Historical Financial Results by Segment

	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
Premium Income
Unum US	$1,210.6	$1,216.5	$1,216.1	$1,207.9	$1,215.2	$1,223.7	$1,226.3	$1,246.6	$1,239.1
Unum UK	161.4	152.9	165.8	180.0	169.7	173.4	163.0	182.3	224.7
Colonial Life	269.3	267.7	265.1	257.4	253.5	250.8	253.4	249.1	245.2
Individual Disability - Closed Block	208.5	212.5	214.0	219.4	221.5	228.0	229.6	239.2	237.5
Corporate and Other	0.4	0.2	2.2	1.0	1.2	-	0.5	0.5	-
	1,850.2	1,849.8	1,863.2	1,865.7	1,861.1	1,875.9	1,872.8	1,917.7	1,946.5
Net Investment Income
Unum US	312.9	318.7	304.6	302.3	302.8	304.1	291.3	289.6	284.3
Unum UK	39.0	43.1	39.8	40.8	22.5	34.3	26.9	42.1	45.8
Colonial Life	31.9	29.3	29.9	28.9	29.4	28.4	27.6	26.9	26.5
Individual Disability - Closed Block	185.5	187.3	190.7	182.4	184.4	187.4	186.4	188.9	189.3
Corporate and Other	49.1	51.4	48.0	41.3	40.5	43.4	41.5	42.3	48.8
	618.4	629.8	613.0	595.7	579.6	597.6	573.7	589.8	594.7
Other Income
Unum US	29.7	30.4	30.5	28.3	28.8	30.0	31.6	33.2	33.5
Unum UK	0.2	0.4	0.5	0.6	0.6	0.6	0.6	0.7	0.9
Colonial Life	0.2	0.1	0.2	0.1	0.1	0.2	0.1	0.1	0.1
Individual Disability - Closed Block	22.7	23.1	21.5	23.8	24.3	25.8	26.9	25.3	23.8
Corporate and Other	5.4	6.5	7.1	8.3	8.1	10.6	7.8	14.6	9.0
	58.2	60.5	59.8	61.1	61.9	67.2	67.0	73.9	67.3
Total Operating Revenue
Unum US	1,553.2	1,565.6	1,551.2	1,538.5	1,546.8	1,557.8	1,549.2	1,569.4	1,556.9
Unum UK	200.6	196.4	206.1	221.4	192.8	208.3	190.5	225.1	271.4
Colonial Life	301.4	297.1	295.2	286.4	283.0	279.4	281.1	276.1	271.8
Individual Disability - Closed Block	416.7	422.9	426.2	425.6	430.2	441.2	442.9	453.4	450.6
Corporate and Other	54.9	58.1	57.3	50.6	49.8	54.0	49.8	57.4	57.8
	2,526.8	2,540.1	2,536.0	2,522.5	2,502.6	2,540.7	2,513.5	2,581.4	2,608.5

Unum Group Quarterly Historical Financial Results by Segment

	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
Benefits and Expenses
Unum US	$1,348.5	$1,349.6	$1,352.0	$1,335.5	$1,349.7	$1,366.5	$1,365.6	$1,386.8	$1,385.3
Unum UK	153.4	143.5	145.5	160.1	134.1	141.0	128.2	170.5	178.9
Colonial Life	226.9	223.2	222.2	218.1	212.6	208.1	210.2	209.8	205.6
Individual Disability - Closed Block	406.9	410.5	414.5	419.8	423.0	431.2	431.6	446.3	448.1
Corporate and Other	65.7	75.7	66.2	67.2	63.5	70.0	62.7	57.8	65.0
	2,201.4	2,202.5	2,200.4	2,200.7	2,182.9	2,216.8	2,198.3	2,271.2	2,282.9
Income (Loss) Before Income Taxes and
Net Realized Investment Gain (Loss)
Unum US	204.7	216.0	199.2	203.0	197.1	191.3	183.6	182.6	171.6
Unum UK	47.2	52.9	60.6	61.3	58.7	67.3	62.3	54.6	92.5
Colonial Life	74.5	73.9	73.0	68.3	70.4	71.3	70.9	66.3	66.2
Individual Disability - Closed Block	9.8	12.4	11.7	5.8	7.2	10.0	11.3	7.1	2.5
Corporate and Other	(10.8)	(17.6)	(8.9)	(16.6)	(13.7)	(16.0)	(12.9)	(0.4)	(7.2)
	325.4	337.6	335.6	321.8	319.7	323.9	315.2	310.2	325.6
Income Taxes	105.5	109.0	122.3	103.5	108.1	108.1	108.5	100.8	108.7

Income Before Net Realized
Investment Gain (Loss)	219.9	228.6	213.3	218.3	211.6	215.8	206.7	209.4	216.9

Net Realized Investment Gain (Loss)	1.1	(29.5)	25.6	(25.9)	14.9	87.3	(64.6)	(257.7)	(165.8)

Tax Expense (Benefit) on Net Realized
Investment Gain (Loss)	0.2	(10.6)	9.1	(7.0)	5.4	35.9	(22.8)	(90.1)	(56.9)

Net Income	$220.8	$209.7	$229.8	$199.4	$221.1	$267.2	$164.9	$41.8	$108.0

Net Income Per Common Share -
Assuming Dilution	$0.68	$0.63	$0.69	$0.60	$0.66	$0.80	$0.50	$0.13	$0.32

6.1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009	12/31/2009	12/31/2008	12/31/2007
Operating Revenue
Premium Income	$1,210.6	$1,215.2	$3,643.2	$3,665.2	$4,873.1	$4,963.0	$5,014.0
Net Investment Income	312.9	302.8	936.2	898.2	1,200.5	1,136.4	1,114.0
Other Income	29.7	28.8	90.6	90.4	118.7	132.7	135.6
Total Operating Revenue	1,553.2	1,546.8	4,670.0	4,653.8	6,192.3	6,232.1	6,263.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	962.9	964.0	2,882.2	2,910.8	3,855.9	3,998.4	4,246.4
Commissions	129.6	124.9	396.4	393.3	516.6	518.6	501.5
Interest and Debt Expense	0.3	0.4	0.9	1.7	2.0	4.2	7.5
Deferral of Acquisition Costs	(81.7)	(78.5)	(252.9)	(253.8)	(335.5)	(329.7)	(304.2)
Amortization of Deferred Acquisition Costs	80.2	78.4	249.5	238.5	317.2	320.3	277.1
Other Expenses	257.2	260.5	774.0	791.3	1,061.1	1,036.2	993.2
Total Benefits and Expenses	1,348.5	1,349.7	4,050.1	4,081.8	5,417.3	5,548.0	5,721.5

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$204.7	$197.1	$619.9	$572.0	$775.0	$684.1	$542.1

Operating Ratios
Benefit Ratio	79.5%	79.3%	79.1%	79.4%	79.1%	80.6%	84.7%
Other Expense Ratio	21.2%	21.4%	21.2%	21.6%	21.8%	20.9%	19.8%
Before-tax Profit Margin	16.9%	16.2%	17.0%	15.6%	15.9%	13.8%	10.8%

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses,
as Reported	$204.7	$197.1	$619.9	$572.0	$775.0	$684.1	$542.1
Settlement Agreements Claim Reassessment -
Reserve Charge	-	-	-	-	-	-	(76.5)
Settlement Agreements Claim Reassessment -
Other Expense Charge	-	-	-	-	-	-	10.3
Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses,
as Adjusted	$204.7	$197.1	$619.9	$572.0	$775.0	$684.1	$608.3

Operating Ratios, as Adjusted
Benefit Ratio	79.5%	79.3%	79.1%	79.4%	79.1%	80.6%	83.2%
Other Expense Ratio	21.2%	21.4%	21.2%	21.6%	21.8%	20.9%	20.0%
Before-tax Profit Margin	16.9%	16.2%	17.0%	15.6%	15.9%	13.8%	12.1%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009	12/31/2009	12/31/2008	12/31/2007
Operating Revenue
Premium Income
Group Long-term Disability	$404.9	$427.4	$1,233.6	$1,298.9	$1,726.9	$1,838.5	$1,895.7
Group Short-term Disability	108.7	110.0	322.5	325.2	432.8	435.1	485.6
Total Premium Income	513.6	537.4	1,556.1	1,624.1	2,159.7	2,273.6	2,381.3
Net Investment Income	150.2	157.3	457.4	475.4	629.4	631.3	648.7
Other Income	21.5	21.9	64.8	67.1	88.9	100.2	100.1
Total Operating Revenue	685.3	716.6	2,078.3	2,166.6	2,878.0	3,005.1	3,130.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	434.7	458.5	1,314.6	1,409.7	1,862.8	2,043.9	2,277.4
Commissions	38.5	39.9	119.2	123.5	162.2	165.9	167.7
Interest and Debt Expense	0.3	0.4	0.9	1.7	2.0	4.2	7.5
Deferral of Acquisition Costs	(14.2)	(15.7)	(45.2)	(47.3)	(62.5)	(59.4)	(60.4)
Amortization of Deferred Acquisition Costs	15.5	17.0	48.2	51.0	67.3	76.7	66.2
Other Expenses	132.7	141.5	402.9	427.0	572.6	572.4	561.6
Total Benefits and Expenses	607.5	641.6	1,840.6	1,965.6	2,604.4	2,803.7	3,020.0

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$77.8	$75.0	$237.7	$201.0	$273.6	$201.4	$110.1

Operating Ratios
Benefit Ratio	84.6%	85.3%	84.5%	86.8%	86.3%	89.9%	95.6%
Other Expense Ratio	25.8%	26.3%	25.9%	26.3%	26.5%	25.2%	23.6%
Before-tax Profit Margin	15.1%	14.0%	15.3%	12.4%	12.7%	8.9%	4.6%

Premium Persistency:
Group Long-term Disability			90.2%	87.3%	86.9%	87.8%	85.1%
Group Short-term Disability			89.1%	88.5%	86.8%	82.1%	74.0%

Case Persistency:
Group Long-term Disability			88.4%	87.2%	87.4%	89.2%	88.4%
Group Short-term Disability			87.2%	86.2%	86.5%	88.2%	87.4%

7.1

Unum Group Financial Results for Unum US Group Disability - Continued

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009	12/31/2009	12/31/2008	12/31/2007
Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses,
as Reported	$77.8	$75.0	$237.7	$201.0	$273.6	$201.4	$110.1
Settlement Agreements Claim Reassessment -
Reserve Charge	-	-	-	-	-	-	(76.5)
Settlement Agreements Claim Reassessment -
Other Expense Charge	-	-	-	-	-	-	10.3
Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses,
as Adjusted	$77.8	$75.0	$237.7	$201.0	$273.6	$201.4	$176.3

Operating Ratios, as Adjusted
Benefit Ratio	84.6%	85.3%	84.5%	86.8%	86.3%	89.9%	92.4%
Other Expense Ratio	25.8%	26.3%	25.9%	26.3%	26.5%	25.2%	24.0%
Before-tax Profit Margin	15.1%	14.0%	15.3%	12.4%	12.7%	8.9%	7.4%

7.2

Unum Group Financial Results for Unum US Group Life and Accidental Death and Dismemberment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009	12/31/2009	12/31/2008	12/31/2007
Operating Revenue
Premium Income
Group Life	$273.0	$266.8	$814.5	$793.6	$1,057.7	$1,062.8	$1,107.4
Accidental Death & Dismemberment	27.0	26.6	79.3	79.6	104.9	127.6	131.0
Total Premium Income	300.0	293.4	893.8	873.2	1,162.6	1,190.4	1,238.4
Net Investment Income	32.5	32.0	95.8	95.1	126.5	126.0	134.9
Other Income	0.6	0.5	1.8	1.6	1.9	2.3	2.4
Total Operating Revenue	333.1	325.9	991.4	969.9	1,291.0	1,318.7	1,375.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	211.3	206.4	627.2	613.2	815.5	827.6	901.6
Commissions	22.2	21.3	65.9	64.4	85.4	85.4	88.7
Deferral of Acquisition Costs	(12.4)	(12.0)	(37.6)	(36.0)	(48.1)	(40.3)	(36.1)
Amortization of Deferred Acquisition Costs	10.1	11.6	33.1	34.7	45.9	55.0	39.4
Other Expenses	49.1	48.6	147.3	146.6	197.6	180.1	164.9
Total Benefits and Expenses	280.3	275.9	835.9	822.9	1,096.3	1,107.8	1,158.5

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$52.8	$50.0	$155.5	$147.0	$194.7	$210.9	$217.2

Operating Ratios
Benefit Ratio	70.4%	70.3%	70.2%	70.2%	70.1%	69.5%	72.8%
Other Expense Ratio	16.4%	16.6%	16.5%	16.8%	17.0%	15.1%	13.3%
Before-tax Profit Margin	17.6%	17.0%	17.4%	16.8%	16.7%	17.7%	17.5%

Premium Persistency:
Group Life			91.8%	86.8%	86.9%	83.8%	78.8%
Accidental Death & Dismemberment			90.9%	87.7%	88.1%	86.4%	80.8%

Case Persistency:
Group Life			88.3%	86.9%	87.2%	89.1%	87.7%
Accidental Death & Dismemberment			88.4%	86.6%	87.2%	89.2%	88.0%

7.3

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009	12/31/2009	12/31/2008	12/31/2007
Operating Revenue
Premium Income
Individual Disability - Recently Issued	$116.7	$118.5	$349.5	$356.6	$463.7	$471.5	$456.7
Long-term Care	149.4	147.9	448.1	444.8	594.7	580.7	532.9
Voluntary Benefits	130.9	118.0	395.7	366.5	492.4	446.8	404.7
Total Premium Income	397.0	384.4	1,193.3	1,167.9	1,550.8	1,499.0	1,394.3
Net Investment Income	130.2	113.5	383.0	327.7	444.6	379.1	330.4
Other Income	7.6	6.4	24.0	21.7	27.9	30.2	33.1
Total Operating Revenue	534.8	504.3	1,600.3	1,517.3	2,023.3	1,908.3	1,757.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	316.9	299.1	940.4	887.9	1,177.6	1,126.9	1,067.4
Commissions	68.9	63.7	211.3	205.4	269.0	267.3	245.1
Deferral of Acquisition Costs	(55.1)	(50.8)	(170.1)	(170.5)	(224.9)	(230.0)	(207.7)
Amortization of Deferred Acquisition Costs	54.6	49.8	168.2	152.8	204.0	188.6	171.5
Other Expenses	75.4	70.4	223.8	217.7	290.9	283.7	266.7
Total Benefits and Expenses	460.7	432.2	1,373.6	1,293.3	1,716.6	1,636.5	1,543.0

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$74.1	$72.1	$226.7	$224.0	$306.7	$271.8	$214.8

Operating Ratios
Benefit Ratios
Individual Disability - Recently Issued	54.3%	52.1%	52.8%	52.1%	51.4%	53.3%	56.7%
Long-term Care	121.8%	113.5%	119.6%	110.9%	111.6%	106.1%	106.0%
Voluntary Benefits	54.6%	59.0%	55.6%	57.0%	56.0%	58.0%	60.1%
Other Expense Ratio	19.0%	18.3%	18.8%	18.6%	18.8%	18.9%	19.1%
Before-tax Profit Margin	18.7%	18.8%	19.0%	19.2%	19.8%	18.1%	15.4%

Interest Adjusted Loss Ratios
Individual Disability - Recently Issued	33.8%	33.5%	32.4%	33.9%	32.5%	35.9%	40.0%
Long-term Care	80.9%	77.5%	80.1%	76.4%	76.5%	75.5%	77.7%

Premium Persistency:
Individual Disability - Recently Issued			90.4%	89.6%	89.6%	90.7%	90.6%
Long-term Care			95.5%	94.8%	95.1%	95.5%	95.4%
Voluntary Benefits			80.6%	79.7%	79.9%	80.4%	79.4%

7.4

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009	12/31/2009	12/31/2008	12/31/2007
Operating Revenue
Premium Income
Group Long-term Disability	$108.0	$121.6	$327.2	$375.8	$503.1	$675.9	$752.6
Group Life	44.5	38.1	126.8	104.2	147.8	174.6	177.4
Individual Disability	8.9	10.0	26.1	26.1	35.2	38.8	38.3
Total Premium Income	161.4	169.7	480.1	506.1	686.1	889.3	968.3
Net Investment Income	39.0	22.5	121.9	83.7	124.5	181.9	187.4
Other Income	0.2	0.6	1.1	1.8	2.4	2.0	3.1
Total Operating Revenue	200.6	192.8	603.1	591.6	813.0	1,073.2	1,158.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	108.0	85.2	313.5	266.3	373.6	511.4	574.3
Commissions	11.7	11.1	31.9	33.3	46.7	59.0	67.0
Deferral of Acquisition Costs	(6.7)	(7.9)	(20.5)	(21.0)	(29.1)	(37.4)	(41.2)
Amortization of Deferred Acquisition Costs	6.9	7.7	20.3	22.5	30.5	32.4	49.4
Other Expenses	33.5	38.0	97.2	102.2	141.7	183.8	183.5
Total Benefits and Expenses	153.4	134.1	442.4	403.3	563.4	749.2	833.0

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$47.2	$58.7	$160.7	$188.3	$249.6	$324.0	$325.8

Operating Ratios
Benefit Ratio	66.9%	50.2%	65.3%	52.6%	54.5%	57.5%	59.3%
Other Expense Ratio	20.8%	22.4%	20.2%	20.2%	20.7%	20.7%	19.0%
Before-tax Profit Margin	29.2%	34.6%	33.5%	37.2%	36.4%	36.4%	33.6%

Persistency:
Group Long-term Disability			91.1%	87.7%	88.6%	87.4%	88.0%
Group Life			92.5%	78.2%	80.1%	74.9%	70.5%
Individual Disability			88.7%	88.6%	87.6%	87.6%	89.4%

Unum Group Financial Results for Unum UK Segment - Continued

(in millions of pounds)	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009	12/31/2009	12/31/2008	12/31/2007
Operating Revenue
Premium Income
Group Long-term Disability	£69.6	£74.2	£213.1	£244.3	£322.2	£364.4	£375.9
Group Life	28.7	23.3	82.6	67.4	94.1	93.3	88.5
Individual Disability	5.8	5.9	17.0	16.8	22.4	20.9	19.1
Total Premium Income	104.1	103.4	312.7	328.5	438.7	478.6	483.5
Net Investment Income	25.2	13.7	79.5	54.6	79.6	98.5	93.5
Other Income	-	0.4	0.7	1.2	1.6	1.2	1.6
Total Operating Revenue	129.3	117.5	392.9	384.3	519.9	578.3	578.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	69.7	51.8	204.1	172.6	238.3	275.8	286.8
Commissions	7.6	6.7	20.8	21.6	29.8	31.9	33.5
Deferral of Acquisition Costs	(4.3)	(4.9)	(13.4)	(13.6)	(18.5)	(20.1)	(20.6)
Amortization of Deferred Acquisition Costs	4.4	4.7	13.2	14.6	19.5	17.9	24.7
Other Expenses	21.5	23.4	63.4	66.1	90.2	99.6	91.6
Total Benefits and Expenses	98.9	81.7	288.1	261.3	359.3	405.1	416.0

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	£30.4	£35.8	£104.8	£123.0	£160.6	£173.2	£162.6

Weighted Average Pound/Dollar Exchange Rate	1.553	1.640	1.533	1.531	1.554	1.871	2.004

8.1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009	12/31/2009	12/31/2008	12/31/2007
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$166.1	$156.2	$493.1	$467.8	$625.8	$606.9	$566.6
Life	43.4	41.1	131.0	123.1	165.6	157.4	143.5
Cancer and Critical Illness	59.8	56.2	178.0	166.8	223.7	213.0	197.1
Total Premium Income	269.3	253.5	802.1	757.7	1,015.1	977.3	907.2
Net Investment Income	31.9	29.4	91.1	85.4	114.3	105.7	99.9
Other Income	0.2	0.1	0.5	0.4	0.5	0.4	0.9
Total Operating Revenue	301.4	283.0	893.7	843.5	1,129.9	1,083.4	1,008.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	134.3	122.1	388.5	355.8	480.6	464.0	437.8
Commissions	59.5	53.4	171.7	160.8	215.3	211.8	201.6
Deferral of Acquisition Costs	(62.5)	(57.1)	(182.1)	(171.0)	(229.0)	(223.8)	(210.9)
Amortization of Deferred Acquisition Costs	43.5	44.3	137.9	134.0	178.5	166.4	153.9
Other Expenses	52.1	49.9	156.3	151.3	203.6	196.9	179.8
Total Benefits and Expenses	226.9	212.6	672.3	630.9	849.0	815.3	762.2

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$74.5	$70.4	$221.4	$212.6	$280.9	$268.1	$245.8

Operating Ratios
Benefit Ratio	49.9%	48.2%	48.4%	47.0%	47.3%	47.5%	48.3%
Other Expense Ratio	19.3%	19.7%	19.5%	20.0%	20.1%	20.1%	19.8%
Before-tax Profit Margin	27.7%	27.8%	27.6%	28.1%	27.7%	27.4%	27.1%

Persistency:
Accident, Sickness, and Disability			76.4%	74.0%	74.4%	75.8%	75.9%
Life			85.8%	84.6%	84.7%	84.7%	83.8%
Cancer and Critical Illness			85.0%	83.5%	83.8%	84.0%	84.1%

Unum Group Financial Results for Individual Disability - Closed Block Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009	12/31/2009	12/31/2008	12/31/2007
Operating Revenue
Premium Income	$208.5	$221.5	$635.0	$679.1	$898.5	$952.3	$1,009.9
Net Investment Income	185.5	184.4	563.5	558.2	740.6	767.5	827.6
Other Income	22.7	24.3	67.3	77.0	100.8	98.6	103.7
Total Operating Revenue	416.7	430.2	1,265.8	1,314.3	1,739.9	1,818.4	1,941.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	360.8	369.7	1,090.0	1,122.2	1,489.6	1,544.8	1,614.5
Commissions	12.8	14.2	39.3	44.3	58.1	62.7	69.1
Interest and Debt Expense	3.1	3.4	8.9	13.5	16.6	35.1	8.3
Other Expenses	30.2	35.7	93.7	105.8	141.3	148.1	139.8
Total Benefits and Expenses	406.9	423.0	1,231.9	1,285.8	1,705.6	1,790.7	1,831.7

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$9.8	$7.2	$33.9	$28.5	$34.3	$27.7	$109.5

Operating Ratios
Interest Adjusted Loss Ratio	85.5%	81.6%	85.1%	81.6%	81.6%	82.2%	84.1%
Premium Persistency			93.5%	93.2%	93.2%	93.8%	94.3%

Operating Income Before Income Taxes and
Net Realized Investment Gains, as Reported	$9.8	$7.2	$33.9	$28.5	$34.3	$27.7	$109.5
Settlement Agreements Claim Reassessment -
Reserve Charge	-	-	-	-	-	-	10.7
Settlement Agreements Claim Reassessment -
Other Expense Charge	-	-	-	-	-	-	2.5
Operating Income Before Income Taxes and
Net Realized Investment Gains, as Adjusted	$9.8	$7.2	$33.9	$28.5	$34.3	$27.7	$96.3

Interest Adjusted Loss Ratio, as Adjusted	85.5%	81.6%	85.1%	81.6%	81.6%	82.2%	85.2%

Unum Group Financial Results for Corporate and Other Segment

	Three Months Ended		Nine Months Ended		Year Ended
	9/30/2010	9/30/2009	9/30/2010	9/30/2009	12/31/2009	12/31/2008	12/31/2007
Operating Revenue
Premium Income	$0.4	$1.2	$2.8	$1.7	$2.7	$1.4	$1.7
Net Investment Income	49.1	40.5	148.5	125.4	166.7	197.5	181.0
Other Income	5.4	8.1	19.0	26.5	34.8	42.2	30.8
Total Operating Revenue	54.9	49.8	170.3	153.6	204.2	241.1	213.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	21.5	24.1	61.8	69.9	91.9	107.8	115.2
Commissions	0.4	-	0.8	0.5	0.4	1.2	1.9
Interest and Debt Expense	31.8	24.1	92.9	75.7	106.8	117.0	167.3
Cost Related to Early Retirement of Debt	-	-	-	-	-	0.4	58.8
Other Expenses	12.0	15.3	52.1	50.1	64.3	28.7	31.1
Total Benefits and Expenses	65.7	63.5	207.6	196.2	263.4	255.1	374.3

Operating Loss Before Income Taxes and
Net Realized Investment Gains and Losses	$(10.8)	$(13.7)	$(37.3)	$(42.6)	$(59.2)	$(14.0)	$(160.8)

Operating Loss Before Income Taxes and
Net Realized Investment Gains and Losses,
as Reported	$(10.8)	$(13.7)	$(37.3)	$(42.6)	$(59.2)	$(14.0)	$(160.8)
Cost Related to Early Retirement of Debt	-	-	-	-	-	-	(58.8)
Operating Loss Before Income Taxes and
Net Realized Investment Gains and Losses,
as Adjusted	$(10.8)	$(13.7)	$(37.3)	$(42.6)	$(59.2)	$(14.0)	$(102.0)

Unum Group Reserves

	September 30, 2010
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net

Group Disability	$-	-%	$7,525.1	$598.8	33.4%	$8,123.9	$70.3	$8,053.6
Group Life and Accidental Death & Dismemberment	72.9	0.5	777.4	154.0	3.8	1,004.3	1.1	1,003.2
Individual Disability - Recently Issued	529.1	3.9	993.1	99.0	4.5	1,621.2	88.4	1,532.8
Long-term Care	3,739.2	27.3	382.7	38.6	1.7	4,160.5	48.3	4,112.2
Voluntary Benefits	1,050.2	7.7	21.3	53.7	0.3	1,125.2	23.0	1,102.2
Unum US Segment	5,391.4	39.4	9,699.6	944.1	43.7	16,035.1	231.1	15,804.0

Unum UK Segment	26.6	0.2	2,052.4	145.7	9.0	2,224.7	107.9	2,116.8

Colonial Life Segment	1,296.0	9.5	223.9	75.8	1.2	1,595.7	18.7	1,577.0

Individual Disability - Closed Block Segment	1,278.4	9.3	10,327.5	310.2	43.7	11,916.1	1,458.3	10,457.8

Corporate and Other Segment	5,703.9	41.6	367.2	201.2	2.4	6,272.3	4,854.5	1,417.8

Subtotal, Excluding Unrealized Adjustment	$13,696.3	100.0%	$22,670.6	$1,677.0	100.0%	38,043.9	6,670.5	31,373.4

Unrealized Adjustment to Reserves for
Unrealized Gain on Securities						4,782.9	363.5	4,419.4

Consolidated						$42,826.8	$7,034.0	$35,792.8

The increase in Unum US Segment Policy Reserves Incurred from December 31, 2009 is due primarily to normal growth in the active life reserves for the Unum US long-term care line of business.

Unum Group Reserves

	December 31, 2009
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net

Group Disability	$-	-%	$7,685.3	$586.1	33.6%	$8,271.4	$73.7	$8,197.7
Group Life and Accidental Death & Dismemberment	70.2	0.5	748.4	163.3	3.7	981.9	1.8	980.1
Individual Disability - Recently Issued	516.5	3.9	949.5	91.2	4.2	1,557.2	87.5	1,469.7
Long-term Care	3,376.8	25.5	350.1	36.7	1.6	3,763.6	50.2	3,713.4
Voluntary Benefits	996.5	7.5	21.6	44.2	0.3	1,062.3	21.2	1,041.1
Unum US Segment	4,960.0	37.4	9,754.9	921.5	43.4	15,636.4	234.4	15,402.0

Unum UK Segment	26.8	0.2	2,096.8	161.5	9.2	2,285.1	113.1	2,172.0

Colonial Life Segment	1,234.2	9.3	232.9	87.7	1.3	1,554.8	24.7	1,530.1

Individual Disability - Closed Block Segment	1,376.8	10.4	10,290.9	330.5	43.2	11,998.2	1,438.2	10,560.0

Corporate and Other Segment	5,649.5	42.7	455.7	253.3	2.9	6,358.5	4,902.0	1,456.5

Subtotal, Excluding Unrealized Adjustment	$13,247.3	100.0%	$22,831.2	$1,754.5	100.0%	37,833.0	6,712.4	31,120.6

Unrealized Adjustment to Reserves for
Unrealized Gain on Securities						1,644.7	127.2	1,517.5

Consolidated						$39,477.7	$6,839.6	$32,638.1

12.1

Unum Group Investment Fact Sheet at September 30, 2010

Fixed Maturity Securities (Fair Value)	9/30/2010		Selected Statistics	9/30/10	6/30/10

Public	$27,191.8	65.1%	Duration Weighted Book Yield	6.73%	6.76%
Asset-Backed Securities (1)	323.6	0.8	Average Duration (in years)	7.75	7.65
Residential Mortgage-Backed Securities	3,234.0	7.7	Average Credit Quality	A	A
Commercial Mortgage-Backed Securities	-	-
Private Placements	4,356.8	10.4
High Yield	2,783.6	6.7
Government Securities	2,655.3	6.4
Municipal Securities	1,154.5	2.8
Redeemable Preferred Stocks (2)	48.0	0.1
Total	$41,747.6	100.0%

Quality Ratings of Fixed Maturity Securities	Amortized Cost	Fair Value	Schedule BA and Non-Current

Aaa	14.8%	14.7%	Total Non-Current Investments	$47.1	$40.4
Aa	9.4	9.4	Total Schedule BA Assets	$326.8	$214.9
A	28.8	29.6
Baa	39.6	39.6
Below Baa	7.4	6.7
Total	100.0%	100.0%

(1) Includes $0.7 million of high yield asset-backed securities.
(2) Includes $5.9 million of high yield preferred stock.

Unum Group Investment Fact Sheet at September 30, 2010

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)

Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,195.6	$185.4	$276.1	$20.6	$1,919.5	$206.0
Capital Goods	3,622.4	455.6	225.9	16.5	3,396.5	472.1
Communications	2,795.9	418.6	191.5	8.3	2,604.4	426.9
Consumer Cyclical	1,378.8	108.9	172.3	20.2	1,206.5	129.1
Consumer Non-Cyclical	5,379.0	755.0	131.9	10.2	5,247.1	765.2
Energy (Oil & Gas)	3,384.6	523.7	65.5	6.8	3,319.1	530.5
Financial Institutions	3,516.4	213.8	584.0	27.4	2,932.4	241.2
Mortgage/Asset-Backed	3,557.6	405.7	111.8	0.8	3,445.8	406.5
Sovereigns	1,479.0	190.8	-	-	1,479.0	190.8
Technology	936.0	125.2	52.3	1.8	883.7	127.0
Transportation	1,063.3	177.0	13.1	1.2	1,050.2	178.2
U.S. Government Agencies
and Municipalities	2,330.8	289.2	133.1	12.3	2,197.7	301.5
Utilities	10,060.2	1,257.4	262.4	9.5	9,797.8	1,266.9
Redeemable Preferred Stocks	48.0	0.2	20.9	1.9	27.1	2.1
Total	$41,747.6	$5,106.5	$2,240.8	$137.5	$39,506.8	$5,244.0

Fixed Maturity Securities - Financial Institutions Classification - Unrealized Gain (Loss)

Associations	$14.6	$2.5	$-	$-	$14.6	$2.5
Banking	2,033.9	99.6	366.3	20.8	1,667.6	120.4
Brokerage	174.5	12.0	28.1	0.7	146.4	12.7
Finance Non-Captive	37.8	0.8	3.0	-	34.8	0.8
Finance Captive	201.8	9.9	12.5	0.3	189.3	10.2
Insurance	821.7	73.8	174.1	5.6	647.6	79.4
Other Financial Institutions	72.6	2.9	-	-	72.6	2.9
Real Estate Management Services	159.5	12.3	-	-	159.5	12.3
Total	$3,516.4	$213.8	$584.0	$27.4	$2,932.4	$241.2

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position

	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$256.8	$5.9		$50.4	$0.5
91 through 180 days	166.2	7.2		85.2	1.9
181 through 270 days	75.2	0.9		-	-
271 days to 1 year	14.9	0.3		-	-
Greater than 1 year	1,056.6	60.2		535.5	60.6
Total	$1,569.7	$74.5		$671.1	$63.0

13.1

Unum Group Investment Fact Sheet at September 30, 2010

Asset and Mortgage-Backed Securities Portfolio

	Amortized Cost	Fair Value		% of Total Fixed Maturity Securities	Average Rating

Asset-Backed Securities
Credit Cards	$299.2	$301.0	8.5%	0.7%	AAA
Rate Reduction Bonds	21.0	21.9	0.6	0.1	AAA
Home Equity	1.1	0.7	-	-	Ba2
Collateralized Debt Obligations	-	-	-	-	-
Total	321.3	323.6	9.1	0.8	AAA

Residential Mortgage-Backed Securities
Agency CMOs	2,706.2	3,101.7	87.2	7.4	AAA
Agency Pass-throughs	64.4	69.6	1.9	0.2	AAA
Whole Loans	60.0	62.7	1.8	0.1	Aa2
Alt-A	-	-	-	-	-
Subprime	-	-	-	-	-
Collateralized Debt Obligations	-	-	-	-	-
Total	2,830.6	3,234.0	90.9	7.7	AAA

Commercial Mortgage-Backed Securities	-	-	-	-	-

Total	$3,151.9	$3,557.6	100.0%	8.5%	AAA

13.2

Unum Group Statutory Capital and Surplus

				As of
	As of September 30, 2010			December 31, 2009
	Capital and		Capital and	Capital and
	Surplus	AVR	Surplus + AVR	Surplus + AVR
Traditional U.S. Life Insurance Companies

Provident Life and Accident	$638.6	$73.3	$711.9	$633.2

Unum Life of America	1,646.7	189.1	1,835.8	1,696.9

Paul Revere Life (1)	433.3	29.4	462.7	474.8

Colonial Life & Accident	483.1	21.6	504.7	474.2

Provident Life and Casualty	140.7	6.5	147.2	135.6

First Unum Life	230.4	8.6	239.0	224.2

Paul Revere Variable (1)	34.6	0.5	35.1	32.2

(1) Capital and Surplus of Paul Revere Variable is included in Paul Revere Life

Special Purpose Reinsurance Vehicles

Tailwind Reinsurance Company	$82.9	$0.1	$83.0	$93.9

Northwind Reinsurance Company	1,188.9	3.0	1,191.9	1,208.7

UnumProvident International Ltd.	522.2	-	522.2	524.8

Unum Group Statutory Operating Results

	Nine Months Ended September 30
	Net Gain (Loss) from		Net Realized Investment Gains (Losses)
	Operations After Tax		After Tax and Transfers to IMR		Net Income (Loss)
	2010	2009	2010	2009	2010	2009
Traditional U.S. Life Insurance Companies
Provident Life and Accident	$101.3	$90.9	$(8.8)	$(11.5)	$92.5	$79.4
Unum Life of America	198.2	220.2	(13.6)	(47.2)	184.6	173.0
Paul Revere Life	51.2	57.3	(3.0)	(9.6)	48.2	47.7
Colonial Life & Accident	107.1	95.1	4.1	(6.9)	111.2	88.2
Provident Life and Casualty	11.7	4.9	-	(0.4)	11.7	4.5
First Unum Life	16.0	21.6	2.4	(14.7)	18.4	6.9
Paul Revere Variable	2.0	4.6	1.7	(0.1)	3.7	4.5
Total	$487.5	$494.6	$(17.2)	$(90.4)	$470.3	$404.2

Special Purpose Reinsurance Vehicles
Tailwind Reinsurance Company	$3.5	$(5.0)	$-	$-	$3.5	$(5.0)
Northwind Reinsurance Company	47.2	66.1	(0.1)	-	47.1	66.1
UnumProvident International Ltd.	(9.4)	10.6	8.4	(13.8)	(1.0)	(3.2)
Total	$41.3	$71.7	$8.3	$(13.8)	$49.6	$57.9

	Three Months Ended September 30
	Net Gain (Loss) from		Net Realized Investment Gains (Losses)
	Operations After Tax		After Tax and Transfers to IMR		Net Income (Loss)
	2010	2009	2010	2009	2010	2009
Traditional U.S. Life Insurance Companies
Provident Life and Accident	$35.8	$27.2	$(2.1)	$0.9	$33.7	$28.1
Unum Life of America	61.9	58.2	(6.2)	0.3	55.7	58.5
Paul Revere Life	16.3	6.3	0.1	8.3	16.4	14.6
Colonial Life & Accident	35.3	37.1	(0.2)	2.0	35.1	39.1
Provident Life and Casualty	1.5	3.0	-	-	1.5	3.0
First Unum Life	5.3	4.0	0.1	4.3	5.4	8.3
Paul Revere Variable	0.7	1.5	(0.1)	(0.1)	0.6	1.4
Total	$156.8	$137.3	$(8.4)	$15.7	$148.4	$153.0

Special Purpose Reinsurance Vehicles
Tailwind Reinsurance Company	$1.6	$9.5	$-	$-	$1.6	$9.5
Northwind Reinsurance Company	14.7	30.8	-	-	14.7	30.8
UnumProvident International Ltd.	(8.9)	1.2	6.4	(5.4)	(2.5)	(4.2)
Total	$7.4	$41.5	$6.4	$(5.4)	$13.8	$36.1

Note: Statutory results for our domestic insurers are reported in conformity with statutory accounting principles as prescribed by the National Association of Insurance Commissioners and adopted by the applicable state laws. For UnumProvident International Ltd., results are reported in conformity with accounting principles as prescribed by applicable Bermuda laws.

14.1

Unum Life Insurance Company of America - Statutory Basis
Group Accident and Health Statutory Claim Reserves and Liabilities, Net of Ceded
On Claims Incurred Prior to January 1

	2010	2009	2008	2007

Reserve Balance from Prior Year End	$6,880.9	$6,982.6	$6,904.6	$6,686.6
Other Adjustments to Beginning Balance (see Schedule H)	-	(5.2)	-	46.4
Reserve Balance January 1 (a)	6,880.9	6,977.4	6,904.6	6,733.0
Paid on Prior Year Claims	(374.3)	(386.4)	(397.2)	(437.4)
Interest Earned on Reserves	113.0	113.0	111.0	108.3
Incurred on Prior Year Claims	(113.1)	(103.0)	(33.7)	8.7
Reserve Balance March 31	$6,506.5	$6,601.0	$6,584.7	$6,412.6

Reserve Balance March 31	$6,506.5	$6,601.0	$6,584.7	$6,412.6
Paid on Prior Year Claims	(324.2)	(335.6)	(347.2)	(398.4)
Interest Earned on Reserves	108.2	108.3	105.8	104.5
Incurred on Prior Year Claims	(117.5)	(104.3)	(74.6)	2.1
Reserve Charges Incurred for Settlement Agreements	-	-	-	77.3
Reserve Balance June 30	$6,173.0	$6,269.4	$6,268.7	$6,198.1

Reserve Balance June 30	$6,173.0	$6,269.4	$6,268.7	$6,198.1
Reserves Ceded September 1 for Prior Year Incurrals	(4.5)	-	-	-
Paid on Prior Year Claims	(304.0)	(307.6)	(315.3)	(355.9)
Interest Earned on Reserves	103.1	103.9	102.6	94.6
Incurred on Prior Year Claims	(75.1)	(69.2)	(51.5)	(18.3)
Reserve Balance September 30	$5,892.5	$5,996.5	$6,004.5	$5,918.5

Reserve Balance September 30		$5,996.5	$6,004.5	$5,918.5
Paid on Prior Year Claims		(271.6)	(287.4)	(296.6)
Interest Earned on Reserves		101.9	99.1	89.5
Incurred on Prior Year Claims		(83.7)	(71.0)	5.6
Reserve Balance December 31 on Prior Year Claims		5,743.1	5,745.2	5,717.0
Reserve Balance December 31 on Current Year Claims		1,137.8	1,237.4	1,187.6
Reserve Balance December 31 on Total Claims Incurred (b)		$6,880.9	$6,982.6	$6,904.6

(a) balances to Schedule H Part 3 Line 3.2 Column 2
(b) balances to Schedule H Part 2 Line C.1 Column 2

14.2

Reconciliation to Unum Life Insurance Company of America - Statutory Basis
Schedule H Part 3 for Group Accident and Health

	2009	2008	2007

Paid on Prior Year Existing Claims - Full Year	$1,301.2	$1,347.1	$1,488.3
(balances to Schedule H Part 3 Line 1.1 Column 2)

Incurred on Prior Year Claims - Full Year	$(360.2)	$(230.8)	$75.4
Interest Earned on Reserves - Full Year	427.1	418.5	396.9
Incurred on Prior Year Claims - Full Year, Excluding Interest Earned	$66.9	$187.7	$472.3
(balances to Schedule H Part 3 Line 3.3 Column 2)

Note: Group A&H for Unum Life Insurance Company of America includes group long- and short-term disability, group accidental death & dismemberment, and group voluntary disability, cancer, and critical illness products reported in our Unum US segment as well as the reinsurance pools reported in our Corporate and Other segment.

14.3

Notes to Statistical Supplement

Non-GAAP Financial Measures
We analyze our Company’s performance using non-GAAP financial measures which exclude certain items and the related tax thereon from net income.  We believe operating income or loss excluding realized investment gains and losses, which are recurring, is a better performance measure and a better indicator of the profitability and underlying trends in our business.  Realized investment gains and losses are dependent on market conditions and general economic events and are not necessarily related to decisions regarding our Company’s underlying business.  We believe book value per common share excluding the components of Accumulated Other Comprehensive Income, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.  We also believe that the exclusion of certain other items specified and presented in the reconciliations on the segment financial results pages throughout this supplement enhances the understanding and comparability of our Company’s performance and the underlying fundamentals in our operations, but this exclusion is not an indication that similar items may not recur.

2010 Significant Transactions and Events

Share Repurchase Program

In May 2010, our board of directors authorized the repurchase of up to $500.0 million of Unum Group’s common stock during a one-year period.  For the three and nine months ended September 30, 2010, we repurchased approximately 9.5 million shares for $197.7 million and 15.2 million shares for $327.5 million, respectively, including commissions of $0.2 million and $0.3 million.  The shares of stock repurchased are classified as treasury stock and accounted for using the cost method.

Financing

In September 2010, we issued $400.0 million of unsecured senior notes in a public offering.  These notes, due in 2020, bear interest at a fixed rate of 5.625% and are payable semi-annually.  The notes are callable at or above par and rank equally in right of payment with all of our other unsecured and unsubordinated debt.

During the nine months ended September 30, 2010, we made principal payments of $45.2 million and $7.5 million on our senior secured non-recourse floating rate notes issued by Northwind Holdings, LLC and Tailwind Holdings, LLC, respectively.  We also purchased and retired $10.0 million of our 7.08% medium-term notes due 2024.

Tax Law Change

In March 2010, the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 were signed into law.  Among other things, the new legislation reduces the tax benefits available to an employer that receives a postretirement prescription drug coverage subsidy from the federal government under the Medicare Prescription Drug, Improvement and Modernization Act of 2003.  Under the new legislation, to the extent our future postretirement prescription drug coverage expenses are reimbursed under the subsidy program, the expenses covered by the subsidy will no longer be tax deductible after 2012.  Employers that receive the subsidy must recognize the deferred tax effects relating to the future

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postretirement prescription drug coverage in the period the legislation was enacted.  Our income tax expense for the first nine months of 2010 includes a non-cash tax charge of $10.2 million which was recorded in the first quarter of 2010 to reflect the impact of the tax law change.

2009 Significant Transactions and Events

Financing

In September 2009, we issued $350.0 million of unsecured senior notes in a public offering.  These notes, due in 2016, bear interest at a fixed rate of 7.125% and are payable semi-annually.  The notes are callable at or above par and rank equally in right of payment with all of our other unsecured and unsubordinated debt.

During 2009, we made principal payments of $48.0 million and $10.0 million on our senior secured non-recourse variable rate notes issued by Northwind Holdings and Tailwind Holdings, respectively.  We also purchased and retired the remaining $132.2 million of our 5.859% senior notes due May 2009, $1.2 million aggregate principal of our 7.19% medium-term notes due 2028, and $0.6 million aggregate principal of our 6.75% notes due 2028 and repaid $58.3 million of reverse repurchase agreements outstanding at December 31, 2008.

Accounting Developments

Accounting Standards Codification (ASC) 105 “Generally Accepted Accounting Principles”

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification (Codification) as the source of authoritative accounting principles to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  Securities and Exchange Commission (SEC) rules and interpretive releases, which may not be included in their entirety within the Codification, will remain as authoritative GAAP for SEC registrants.  We adopted Codification effective July 1, 2009.  This adoption of Codification had no effect on our financial position or results of operations.

ASC 320 “Investments - Debt and Equity Securities”

In April 2009, the FASB issued a new accounting standard, now included in ASC 320, which amends the other-than-temporary impairment guidance for debt securities and expands and increases the frequency of previously existing disclosures for other-than-temporary impairments.  The measure of impairment remains fair value.  Under the standard, an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery.  We adopted this standard effective April 1, 2009.  The cumulative effect of applying the provisions of this standard increased the April 1, 2009 opening balance of retained earnings $14.3 million, net of tax of $7.7 million, with a corresponding adjustment to accumulated other comprehensive income (loss).

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15.1

2008 Significant Transactions and Events

Stock Repurchase Agreement

During 2007, our board of directors authorized the repurchase of up to $700.0 million of Unum Group’s common stock.  In January 2008, we repurchased approximately 14.0 million shares for $350.0 million, using an accelerated share repurchase agreement.  Under the terms of the repurchase agreement, we were to receive, or be required to pay, a price adjustment based on the volume weighted average price of our common stock during the term of the agreement.  Any price adjustment payable to us was to be settled in shares of our common stock.  Any price adjustment we would have been required to pay was to be settled, at our option, in either cash or common stock.  The final settlement occurred during the second quarter of 2008, and in total, we repurchased 15.4 million shares of our common stock under this agreement.

During August 2008, we repurchased approximately 12.5 million shares for $350.0 million, using an accelerated share repurchase agreement with terms similar to the earlier agreement.  The final settlement occurred during October 2008, with the price adjustment resulting in the delivery to us of approximately 2.0 million additional shares of our common stock, for a total repurchase of 14.5 million shares.

Financing

During 2008, we purchased and retired $17.8 million of our outstanding 5.859% notes due May 2009 and $175.0 million of our 5.997% senior notes due May 2008.  We made principal payments of $59.3 million and $10.0 million on our senior secured non-recourse variable rate notes issued by Northwind Holdings and Tailwind Holdings, respectively.  We also purchased and retired $36.6 million of our 6.85% senior debentures due 2015.  The costs associated with this debt reduction decreased our 2008 income approximately $0.4 million before tax, or $0.3 million after tax.

2007 Significant Transactions and Events

Revised Claim Reassessment Reserve Estimate

In the second quarter of 2007, we increased our provision for the estimated cost of the claim reassessment process $53.0 million before tax and $34.5 million after tax based on changes in our emerging experience for the number of decisions being overturned and the average cost per reassessed claim.  The claim reassessment process was implemented as a result of the settlement agreements we entered into with various state insurance regulators in 2004 and 2005.

Disposition

During the first quarter of 2007, we closed the sale of our wholly-owned subsidiary GENEX Services, Inc. (GENEX).  Financial results for GENEX are reported as discontinued operations.  The after-tax gain recognized on the sale was $6.2 million.

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15.2

Financing

The scheduled remarketing of the senior note element of the adjustable conversion-rate equity security units (units) issued in May 2004 occurred in February 2007, as stipulated by the terms of the original offering, and we reset the interest rate on $300.0 million of senior notes due May 15, 2009 to 5.859%.  We purchased $150.0 million of the senior notes in the remarketing which were subsequently retired.  The associated write-off of deferred debt costs decreased first quarter of 2007 income by $2.4 million before tax, or $1.6 million after tax.  In May 2007, we settled the purchase contract element of the units by issuing 17.7 million shares of common stock.  We received proceeds of approximately $300.0 million from the transaction.

During the second quarter of 2007, we purchased $34.5 million aggregate principal amount of our outstanding 6.85% notes due 2015.  The costs associated with this debt reduction decreased our second quarter 2007 income approximately $0.8 million before tax, or $0.6 million after tax.

In the fourth quarter of 2007, we purchased and retired $17.5 million of our outstanding 6.75% notes scheduled to mature in 2028.  Pursuant to a cash tender offer, we tendered $23.5 million aggregate principal amount of the 7.405% junior subordinated debt securities due 2038; $99.9 million aggregate principal amount of the 7.625% notes due 2011; $210.5 million aggregate principal amount of the 7.375% notes due 2032; and $66.1 million aggregate principal amount of the 6.75% notes due 2028.  We also called and retired all $150.0 million principal amount of our outstanding 7.25% notes scheduled to mature in 2032.  The costs associated with this debt reduction decreased our fourth quarter 2007 income approximately $55.6 million before tax, or $36.1 million after tax.

In October 2007, Northwind Holdings issued $800.0 million of senior secured notes in a private placement.  Interest on the notes is variable based upon the three month London Interbank Offered Rate (LIBOR) plus a margin.  None of Unum Group or any other affiliate of Northwind Holdings is an obligor or guarantor on the notes.

During 2007, we made principal payments of $17.5 million on our senior secured notes due 2036 which were issued by Tailwind Holdings.

Accounting Developments

ASC 944 “Financial Services - Insurance”

In September 2005, the American Institute of Certified Public Accountants modified GAAP to provide accounting guidance, now included in ASC 944, for modifications or exchanges of certain insurance contracts.  This modification provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of certain insurance and investment contracts.  We adopted this guidance effective January 1, 2007.  The cumulative effect of applying the provisions of this guidance decreased our 2007 opening balance of retained earnings $445.2 million.

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15.3

ASC 740 “Income Taxes”

In June 2006, the FASB issued an interpretation to provide authoritative accounting guidance, now included in ASC 740, for income tax positions.  This interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  Additionally, this interpretation provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  We adopted this interpretation effective January 1, 2007.  The cumulative effect of adopting this interpretation, effective January 1, 2007, increased our 2007 opening balance of retained earnings $22.7 million.

15.4